Execution Copy

AMENDMENT NUMBER TEN TO

CONCENTRATE PURCHASE AND SALES AGREEMENT

    This AMENDMENT NUMBER TEN (this “Amendment”), dated as of March 5, 2020, to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company (hereinafter “Seller”), and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
W I T N E S S E T H:
    WHEREAS, Buyer and Seller desire to amend certain provisions of the Agreement; and

    WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.

    NOW, THEREFORE, Buyer and Seller hereby agree as follows:

    1.    Section 9.3, Minimum and Ceiling Smelting and Refining Charges. Effective as to Contractual Tonnage shipped from and after May 1, 2020, the existing Section 9.3 of the Agreement is deleted in its entirety and the following new Section 9.3 is substituted in its place:

    9.3    Minimum and Ceiling Smelting and Refining Charges. Notwithstanding anything to the contrary recited in this Agreement, for each cargo of Contractual Tonnage shipped from May 1, 2020 to and including April 30, 2021, if the smelting and refining charges for all payable metals (copper, gold and silver) and any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are below the amount (denominated in U.S. cents) per pound of Payable Copper determined in accordance with the following provisions of this Section 9.3 (the “Floor TC’s and RC’s”), then the smelting and refining charges for all such payable metals including any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage shall be the amount of the Floor TC’s and RC’s per pound of Payable Copper. The applicability and amount of the Floor TC’s and RC’s shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, subject to the reconciling invoices issued by Seller following the end of each Contract Year as provided below in this Section 9.3, whenever the Floor TC’s and RC’s are applicable.

    The Floor TC’s and RC’s shall be a figure expressed as U.S. cents per pound of Payable Copper determined annually and sufficient to cover, when applied to the pounds of Payable Copper contained in the Contractual Tonnage for such year, Buyer’s cash operating costs net of credits, plus all costs of debt service and working capital costs, to produce 205,000 metric tons per annum of copper anode, using the methodology and taking into account only those items listed in Appendix “B” added to this Agreement pursuant to the Amendment Number Five to Concentrate Purchase and Sales Agreement dated March 19, 2009, and any other items that are mutually agreed in writing by Buyer and Seller (the “Base Tonnage Costs”). By January 31 of each applicable Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a provisional determination of the Floor TC’s and RC’s, based on the projected Base Tonnage Costs stated in the relevant line items of Buyer’s approved annual budget (i.e. including only the items allowable in accordance with the foregoing provisions of this paragraph). Until the parties agree on the provisional Floor TC’s and RC’s for a particular Contract Year, the Floor TC’s and RC’s for the prior Contract Year (either the provisional determination or the final determination for the prior Contract Year, whichever is presently applicable), shall apply on a provisional basis. By January 31 following the end of each Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a final determination of the Base Tonnage Costs and the Floor TC’s and RC’s for such Contract Year, using the same methodology described above but utilizing actual costs. Seller shall use its reasonable endeavors to review and provide its response

Amendment Number Ten to Gresik CPSA	1

Execution Copy

within ten (10) Business Days after receipt of such final determination. Within thirty (30) days following Seller’s approval of such final determination, reconciling invoices (adjusting budget to actual) shall be issued by Seller on a shipment-by-shipment basis, if required. Further, the parties agree that for each cargo of Contractual Tonnage shipped during the period from May 1, 2020 to and including April 30, 2021, the price for sulphur utilized to calculate the sulphuric acid credit for both the provisional and final determinations of the Floor TC's and RC's shall not exceed U.S.$150.00 per ton.

    For good order sake, the determination for the Floor TC’s and RC’s applicable for the first period (May 1, 2020 to and including December 31, 2020) and the last period (January 1, 2021 to and including April 30, 2021), both partial years, shall be based on the full calendar year Base Tonnage Costs (i.e., full year 2020 and full year 2021) in order to avoid distortions that could potentially be caused if such determinations were based on only the partial year Base Tonnage Costs for such years.

    Also, for each cargo of Contractual Tonnage shipped under the Agreement from May 1, 2020 to and including April 30, 2021, if the smelting charge per dry metric ton and the Payable Copper refining charge per pound of Payable Copper for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are (i) above $110.00 as to the smelting charge, and (ii) above $0.11 as to the Payable Copper refining charge, then the smelting charge shall be $110.00 and the Payable Copper refining charge shall be $0.11 (collectively the “Ceiling Smelting and Payable Copper Refining Charges”). The applicability and amount of the Ceiling Smelting and Payable Copper Refining Charges shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, whenever the Ceiling Smelting and Payable Copper Refining Charges are applicable. In order to avoid any misunderstanding, the applicability of the Ceiling Smelting and Payable Copper Refining Charges shall not be predicated upon MMC’s receipt of a 13% simple return nor shall its applicability be limited to the recovery of amounts previously paid by Seller as Floor TC’s and RC’s. The only circumstance in which the Ceiling Smelting and Payable Copper Refining Charges shall not apply is in the event that the Floor TC’s and RC’s exceed the Ceiling Smelting and Payable Copper Refining Charges, and in such case, the Floor TC’s and RC’s shall apply notwithstanding the Ceiling Smelting and Payable Copper Refining Charges.

2.    Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written.

[Signatures appear on following page]

Amendment Number Ten to Gresik CPSA	2

Execution Copy

This Amendment is executed by the duly authorized representatives of Buyer and Seller.

PT FREEPORT INDONESIA

By:	/s/ Javier Targhetta
Javier Targhetta
Senior Vice President

PT SMELTING

By:	/s/ Hiroshi Kondo
Hiroshi Kondo
President Director

Amendment Number Ten to Gresik CPSA	3

Execution Copy

AMENDMENT NUMBER ELEVEN TO

CONCENTRATE PURCHASE AND SALES AGREEMENT

    This AMENDMENT NUMBER ELEVEN (this “Amendment”), dated as of March 31, 2021, to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company (hereinafter “Seller”), and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
W I T N E S S E T H:
    WHEREAS, Buyer and Seller desire to amend certain provisions of the Agreement; and

    WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.

    NOW, THEREFORE, Buyer and Seller hereby agree as follows:

    1.    Section 9.3, Minimum and Ceiling Smelting and Refining Charges. Effective as to Contractual Tonnage shipped from and after May 1, 2021, the existing Section 9.3 of the Agreement is deleted in its entirety and the following new Section 9.3 is substituted in its place:

    9.3    Minimum and Ceiling Smelting and Refining Charges. Notwithstanding anything to the contrary recited in this Agreement, for each cargo of Contractual Tonnage shipped from May 1, 2021 to and including December 30, 2021, if the smelting and refining charges for all payable metals (copper, gold and silver) and any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are below the amount (denominated in U.S. cents) per pound of Payable Copper determined in accordance with the following provisions of this Section 9.3 (the “Floor TC’s and RC’s”), then the smelting and refining charges for all such payable metals including any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage shall be the amount of the Floor TC’s and RC’s per pound of Payable Copper. The applicability and amount of the Floor TC’s and RC’s shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, subject to the reconciling invoices issued by Seller following the end of each Contract Year as provided below in this Section 9.3, whenever the Floor TC’s and RC’s are applicable.

    The Floor TC’s and RC’s shall be a figure expressed as U.S. cents per pound of Payable Copper determined annually and sufficient to cover, when applied to the pounds of Payable Copper contained in the Contractual Tonnage for such year, Buyer’s cash operating costs net of credits, plus all costs of debt service and working capital costs, to produce 205,000 metric tons per annum of copper anode, using the methodology and taking into account only those items listed in Appendix “B” added to this Agreement pursuant to the Amendment Number Five to Concentrate Purchase and Sales Agreement dated March 19, 2009, and any other items that are mutually agreed in writing by Buyer and Seller (the “Base Tonnage Costs”). By January 31 of each applicable Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a provisional determination of the Floor TC’s and RC’s, based on the projected Base Tonnage Costs stated in the relevant line items of Buyer’s approved annual budget (i.e. including only the items allowable in accordance with the foregoing provisions of this paragraph). Until the parties agree on the provisional Floor TC’s and RC’s for a particular Contract Year, the Floor TC’s and RC’s for the prior Contract Year (either the provisional determination or the final determination for the prior Contract Year, whichever is presently applicable), shall apply on a provisional basis. By January 31 following the end of each Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a final determination of the Base Tonnage Costs and the Floor TC’s and RC’s for such Contract Year, using the same methodology described above but utilizing actual costs. Seller shall use its reasonable endeavors to review and provide its response

Amendment Number Eleven to Gresik CPSA	1

Execution Copy

within ten (10) Business Days after receipt of such final determination. Within thirty (30) days following Seller’s approval of such final determination, reconciling invoices (adjusting budget to actual) shall be issued by Seller on a shipment-by-shipment basis, if required. Further, the parties agree that for each cargo of Contractual Tonnage shipped during the period from May 1, 2021 to and including December 30, 2021, the price for sulphur utilized to calculate the sulphuric acid credit for both the provisional and final determinations of the Floor TC’s and RC’s shall not exceed U.S.$150.00 per ton.

    For good order sake, the determination for the Floor TC’s and RC’s applicable for the period (May 1, 2021 to and including December 30, 2021), a partial year, shall be based on the full calendar year Base Tonnage Costs (i.e., full year 2021) in order to avoid distortions that could potentially be caused if such determinations were based on only the partial year Base Tonnage Costs for such year.

    Also, for each cargo of Contractual Tonnage shipped under the Agreement from May 1, 2021 to and including December 30, 2021, if the smelting charge per dry metric ton and the Payable Copper refining charge per pound of Payable Copper for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are (i) above $110.00 as to the smelting charge, and (ii) above $0.11 as to the Payable Copper refining charge, then the smelting charge shall be $110.00 and the Payable Copper refining charge shall be $0.11 (collectively the “Ceiling Smelting and Payable Copper Refining Charges”). The applicability and amount of the Ceiling Smelting and Payable Copper Refining Charges shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, whenever the Ceiling Smelting and Payable Copper Refining Charges are applicable. In order to avoid any misunderstanding, the applicability of the Ceiling Smelting and Payable Copper Refining Charges shall not be predicated upon MMC’s receipt of a 13% simple return nor shall its applicability be limited to the recovery of amounts previously paid by Seller as Floor TC’s and RC’s. The only circumstance in which the Ceiling Smelting and Payable Copper Refining Charges shall not apply is in the event that the Floor TC’s and RC’s exceed the Ceiling Smelting and Payable Copper Refining Charges, and in such case, the Floor TC’s and RC’s shall apply notwithstanding the Ceiling Smelting and Payable Copper Refining Charges.

2.    Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written.

[Signatures appear on following page]

Amendment Number Eleven to Gresik CPSA	2

Execution Copy

This Amendment is executed by the duly authorized representatives of Buyer and Seller.

PT FREEPORT INDONESIA

By:	/s/ Javier Targhetta
Javier Targhetta
Senior Vice President

PT SMELTING

By:	/s/ Hideya Sato
Hideya Sato
President Director

Amendment Number Eleven to Gresik CPSA	3

Execution Version

AMENDMENT NUMBER TWELVE TO

CONCENTRATE PURCHASE AND SALES AGREEMENT

    This AMENDMENT NUMBER TWELVE (this “Amendment”), dated as of October 13, 2021, to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company (hereinafter “Seller”), and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
W I T N E S S E T H:
    WHEREAS, Buyer and Seller desire to amend certain provisions of the Agreement; and

    WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.

    NOW, THEREFORE, Buyer and Seller hereby agree as follows:

    1.    Section 9.3, Minimum and Ceiling Smelting and Refining Charges. Effective as to Contractual Tonnage shipped from and after May 1, 2021, the existing Section 9.3 of the Agreement is deleted in its entirety and the following new Section 9.3 is substituted in its place:

    9.3    Minimum and Ceiling Smelting and Refining Charges. Notwithstanding anything to the contrary recited in this Agreement, for each cargo of Contractual Tonnage shipped from May 1, 2021 to and including the earlier of: (i) March 31, 2022, or (ii) the Termination Date (as such term is defined in that certain First Amended and Restated Working Capital Facility Agreement, dated as of the date hereof, between Buyer, certain lenders, and other parties identified therein, as amended, supplemented or otherwise modified from time to time, the “A&R WCFA”), if the smelting and refining charges for all payable metals (copper, gold and silver) and any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are below the amount (denominated in U.S. cents) per pound of Payable Copper determined in accordance with the following provisions of this Section 9.3 (the “Floor TC’s and RC’s”), then the smelting and refining charges for all such payable metals including any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage shall be the amount of the Floor TC’s and RC’s per pound of Payable Copper. The applicability and amount of the Floor TC’s and RC’s shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, subject to the reconciling invoices issued by Seller following the end of each Contract Year as provided below in this Section 9.3, whenever the Floor TC’s and RC’s are applicable.

    The Floor TC’s and RC’s shall be a figure expressed as U.S. cents per pound of Payable Copper determined annually and sufficient to cover, when applied to the pounds of Payable Copper contained in the Contractual Tonnage for such year, Buyer’s cash operating costs net of credits, plus all costs of debt service and working capital costs, to produce 205,000 metric tons per annum of copper anode, using the methodology and taking into account only those items listed in Appendix “B” added to this Agreement pursuant to the Amendment Number Five to Concentrate Purchase and Sales Agreement dated March 19, 2009, and any other items that are mutually agreed in writing by Buyer and Seller (the “Base Tonnage Costs”). By January 31 of each applicable Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a provisional determination of the Floor TC’s and RC’s, based on the projected Base Tonnage Costs stated in the relevant line items of Buyer’s approved annual budget (i.e. including only the items allowable in accordance with the foregoing provisions of this paragraph). Until the parties agree on the provisional Floor TC’s and RC’s for a particular Contract Year, the Floor TC’s and RC’s for the prior Contract Year (either the provisional determination or the final determination for the prior Contract Year, whichever is presently applicable), shall apply on a provisional basis. By January 31 following the end of each Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and

Amendment Number Twelve to Gresik CPSA	1

Execution Version

approval which shall not be unreasonably withheld or delayed, a final determination of the Base Tonnage Costs and the Floor TC’s and RC’s for such Contract Year, using the same methodology described above but utilizing actual costs. Seller shall use its reasonable endeavors to review and provide its response within ten (10) Business Days after receipt of such final determination. Within thirty (30) days following Seller’s approval of such final determination, reconciling invoices (adjusting budget to actual) shall be issued by Seller on a shipment-by-shipment basis, if required. Further, the parties agree that for each cargo of Contractual Tonnage shipped during the period from May 1, 2021 to and including the earlier of: (i) March 31, 2022, or (ii) the Termination Date (as such term is defined in the A&R WCFA), the price for sulphur utilized to calculate the sulphuric acid credit for both the provisional and final determinations of the Floor TC’s and RC’s shall not exceed U.S.$150.00 per ton.

    For good order sake, the determination for the Floor TC’s and RC’s applicable for the first period (May 1, 2021 to and including December 31, 2021), and the second period (January 1, 2022 to and including the earlier of: (i) March 31, 2022, or (ii) the Termination Date (as such term is defined in the A&R WCFA)), both partial years, shall be based on the full calendar year Base Tonnage Costs (i.e., full year 2021 and full year 2022) in order to avoid distortions that could potentially be caused if such determinations were based on only the partial year Base Tonnage Costs for such years.

    Also, for each cargo of Contractual Tonnage shipped under the Agreement from May 1, 2021 to and including the earlier of: (i) March 31, 2022, or (ii) the Termination Date (as such term is defined in the A&R WCFA), if the smelting charge per dry metric ton and the Payable Copper refining charge per pound of Payable Copper for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are (i) above $110.00 as to the smelting charge, and (ii) above $0.11 as to the Payable Copper refining charge, then the smelting charge shall be $110.00 and the Payable Copper refining charge shall be $0.11 (collectively the “Ceiling Smelting and Payable Copper Refining Charges”). The applicability and amount of the Ceiling Smelting and Payable Copper Refining Charges shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, whenever the Ceiling Smelting and Payable Copper Refining Charges are applicable. In order to avoid any misunderstanding, the applicability of the Ceiling Smelting and Payable Copper Refining Charges shall not be predicated upon MMC’s receipt of a 13% simple return nor shall its applicability be limited to the recovery of amounts previously paid by Seller as Floor TC’s and RC’s. The only circumstance in which the Ceiling Smelting and Payable Copper Refining Charges shall not apply is in the event that the Floor TC’s and RC’s exceed the Ceiling Smelting and Payable Copper Refining Charges, and in such case, the Floor TC’s and RC’s shall apply notwithstanding the Ceiling Smelting and Payable Copper Refining Charges.

2.    Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written.

[Signatures appear on following page]

Amendment Number Twelve to Gresik CPSA	2

Execution Version

This Amendment is executed by the duly authorized representatives of Buyer and Seller.

PT FREEPORT INDONESIA

By:	/s/ Javier Targhetta
Javier Targhetta
Senior Vice President

PT SMELTING

By:	/s/ Hideya Sato
Hideya Sato
President Director

Amendment Number Twelve to Gresik CPSA	3

Execution Version

AMENDMENT NUMBER THIRTEEN TO

CONCENTRATE PURCHASE AND SALES AGREEMENT

    This AMENDMENT NUMBER THIRTEEN (this “Amendment”), dated as of November 30, 2021, to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company (hereinafter “Seller”), and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
W I T N E S S E T H:
    WHEREAS, Buyer and Seller desire to amend certain provisions of the Agreement; and

    WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.

    NOW, THEREFORE, Buyer and Seller hereby agree as follows:

    1.    Section 4.1 Term of the Agreement. The existing Section 4.1 of the Agreement is deleted in its entirety and the following new Section 4.1 is substituted in its place:

    4.1    Term of this Agreement. The Parties acknowledge that the Seller’s obligation to sell Concentrates and Buyer’s obligation to purchase Concentrates in accordance with the terms of this Agreement shall be valid and effective as of the Effective Date and shall continue in full force and effect to but not including 00:00 am Western Indonesia Time on January 1, 2023 following which (a) such obligations of Seller to sell and Buyer to purchase Concentrates shall terminate and (b) except as otherwise provided herein, this Agreement shall terminate upon the fulfillment of the Parties’ other obligations hereunder.

    2.    Section 5.10 Title and Risk of Loss. Effective as to Contractual Tonnage shipped from and after May 1, 2021, the existing Section 5.10 of the Agreement is deleted in its entirety and the following new Section 5.10 is substituted in its place:

    5.10    Title and Risk of Loss. For Concentrates shipped from and after May 1, 2021 to and including December 31, 2022 (other than the last shipment in 2022) , title and all risks of loss shall pass to Buyer as cargo progressively crosses the rail of the vessel at the Port of Loading; provided that, for Concentrates constituting the last shipment in 2022 title and risk of loss shall pass to Buyer when the vessel docks at the Port of Discharge. Seller shall provide Buyer notice of the last shipment of Concentrates in 2022 pursuant to the form attached hereto as Annex A. Any Concentrates shipped by Seller in any vessel that docks at the Port of Discharge after 00:00 am Western Indonesia Time on January 1, 2023 shall be deemed to be supplied by Seller pursuant to the Tolling Agreement between Seller, Buyer and PT Smelting Management Gresik dated November 30, 2021, and not this Agreement.

    3.    Section 9.3, Minimum and Ceiling Smelting and Refining Charges. Effective as to Contractual Tonnage shipped from and after May 1, 2021, the existing Section 9.3 of the Agreement is deleted in its entirety and the following new Section 9.3 is substituted in its place:

    9.3    Minimum and Ceiling Smelting and Refining Charges. Notwithstanding anything to the contrary recited in this Agreement, for each cargo of Contractual Tonnage shipped from May 1, 2021 to and including December 31, 2022, if the smelting and refining charges for all payable metals (copper, gold and silver) and any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are below the amount (denominated in U.S. cents) per pound of Payable Copper determined in accordance with the following provisions of this Section 9.3 (the “Floor TC’s and RC’s”), then the smelting and refining charges for all such payable metals including any

Amendment Number Twelve to Gresik CPSA	1

Execution Version

applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage shall be the amount of the Floor TC’s and RC’s per pound of Payable Copper. The applicability and amount of the Floor TC’s and RC’s shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, subject to the reconciling invoices issued by Seller following the end of each Contract Year as provided below in this Section 9.3, whenever the Floor TC’s and RC’s are applicable.

    The Floor TC’s and RC’s shall be a figure expressed as U.S. cents per pound of Payable Copper determined annually and sufficient to cover, when applied to the pounds of Payable Copper contained in the Contractual Tonnage for such year, Buyer’s cash operating costs net of credits, plus all costs of debt service and working capital costs, to produce 205,000 metric tons per annum of copper anode, using the methodology and taking into account only those items listed in Appendix “B” added to this Agreement pursuant to the Amendment Number Five to Concentrate Purchase and Sales Agreement dated March 19, 2009, and any other items that are mutually agreed in writing by Buyer and Seller (the “Base Tonnage Costs”). By January 31 of each applicable Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a provisional determination of the Floor TC’s and RC’s, based on the projected Base Tonnage Costs stated in the relevant line items of Buyer’s approved annual budget (i.e. including only the items allowable in accordance with the foregoing provisions of this paragraph). Until the parties agree on the provisional Floor TC’s and RC’s for a particular Contract Year, the Floor TC’s and RC’s for the prior Contract Year (either the provisional determination or the final determination for the prior Contract Year, whichever is presently applicable), shall apply on a provisional basis. By January 31 following the end of each Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a final determination of the Base Tonnage Costs and the Floor TC’s and RC’s for such Contract Year, using the same methodology described above but utilizing actual costs. Seller shall use its reasonable endeavors to review and provide its response within ten (10) Business Days after receipt of such final determination. Within thirty (30) days following Seller’s approval of such final determination, reconciling invoices (adjusting budget to actual) shall be issued by Seller on a shipment-by-shipment basis, if required. Further, the parties agree that for each cargo of Contractual Tonnage shipped during the period from May 1, 2021 to and including December 31, 2022, the price for sulphur utilized to calculate the sulphuric acid credit for both the provisional and final determinations of the Floor TC’s and RC’s shall not exceed U.S.$150.00 per ton.

    For good order sake, the determination for the Floor TC’s and RC’s applicable for the first period (May 1, 2021 to and including December 31, 2021), a partial year, shall be based on the full calendar year Base Tonnage Costs (i.e., full year 2021) in order to avoid distortions that could potentially be caused if such determinations were based on only the partial year Base Tonnage Costs for such year.

    Also, for each cargo of Contractual Tonnage shipped under the Agreement from May 1, 2021 to and including December 31, 2022, if the smelting charge per dry metric ton and the Payable Copper refining charge per pound of Payable Copper for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are (i) above $110.00 as to the smelting charge, and (ii) above $0.11 as to the Payable Copper refining charge, then the smelting charge shall be $110.00 and the Payable Copper refining charge shall be $0.11 (collectively the “Ceiling Smelting and Payable Copper Refining Charges”). The applicability and amount of the Ceiling Smelting and Payable Copper Refining Charges shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, whenever the Ceiling Smelting and Payable Copper Refining Charges are applicable. In order to avoid any misunderstanding, the applicability of the Ceiling Smelting and Payable Copper Refining Charges shall not be predicated upon MMC’s receipt of a 13% simple return nor shall its applicability be limited to the recovery of amounts previously paid by Seller as Floor TC’s and RC’s. The only circumstance in which the Ceiling Smelting and Payable Copper Refining Charges shall not apply is in the event that the Floor TC’s and RC’s exceed the Ceiling Smelting and Payable Copper Refining Charges, and in such case, the Floor TC’s and RC’s shall apply notwithstanding the Ceiling Smelting and Payable Copper Refining Charges.

Amendment Number Twelve to Gresik CPSA	2

Execution Version

3.    Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written.

[Signatures appear on following page]

Amendment Number Twelve to Gresik CPSA	3

Execution Version

This Amendment is executed by the duly authorized representatives of Buyer and Seller.

PT FREEPORT INDONESIA

By:	/s/ Javier Targhetta
Javier Targhetta
Senior Vice President

PT SMELTING

By:	/s/ Hideya Sato
Hideya Sato
President Director

Amendment Number Twelve to Gresik CPSA	4

ANNEX A

    P T Freeport Indonesia    Telephone: (504) 582-4000
    1615 Poydras Street    Fax: (504) 582-1835
    New Orleans, LA 70112

    P.O. Box 51777
    New Orleans, LA 70151

December _, 2022

Mr. Tatsuya Inoue
PT Smelting, Gresik Smelter and Refinery
Roomo Village, Manyar District
P.O. Box 555 Gresik – 61151
East Java, Indonesia

Re: Agreement to Modify Title and Risk of Loss as to the Final Shipment of Contract Year 2022

Dear Inoue-san:

This Letter Agreement sets forth the agreement between PT Freeport Indonesia (“PT-FI”) and PT Smelting (“PTS”) with respect to the following Contract Year 2022 concentrate shipment:

Shipment Number                    XX-2022
Quantity                        ______ DMT
Vessel Name                        Marine Vessel ______
Expected Sail Date from Amamapare, Indonesia    ______
Expected Arrival Date at Gresik, Indonesia        ______

With respect to the above referenced shipment of Concentrates, PT-FI and PTS hereby agree and acknowledge that this shipment constitutes the last shipment of Concentrates in 2022 and that pursuant to Section 5.10 Title and Risk of Loss of the Concentrate Purchase and Sales Agreement No. 98-1 title and all risks of loss shall pass to Buyer when the vessel docks at the Port of Discharge.

PT FREEPORT INDONESIA

By: _________________________________
Javier Targhetta
Senior Vice President

PT SMELTING

By: __________________________________
Hideya Sato
President Director